OPPENHEIMER MID CAP VALUE FUND

Supplement dated August 15, 2001 to the

Prospectus dated April 2, 2001

The Prospectus is changed as follows:

1.  The Fund's name is changed to "Oppenheimer Special Value Fund."

2.   The first  paragraph of the front cover is deleted and replaced with the following:

Oppenheimer Special Value Fund is a mutual fund that seeks long-term capital appreciation.
It emphasizes investments in common stocks of U.S. companies that the portfolio manager believes are undervalued.

3.   The paragraph captioned “What are the Fund’s Principal Investment
Strategies” on page 3 is deleted and replaced with the following:

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES? The Fund invests primarily in common stocks of U.S. companies that the portfolio manager believes are undervalued. The Fund may invest without limit in companies in any capitalization range. The Fund’s current focus is mid-cap and small-cap issuers, but this may change from time to time.

4.   The paragraph  captioned  "Stock  Investments"  on page 6 is deleted and replaced with the following:

            Stock  Investments.  The Fund invests  primarily in common  stocks
            of  U.S.   companies  that  the  portfolio  manager  believes  are
            undervalued.  The Fund may invest  without  limit in  companies in any capitalization range.

5.   The first  sentence  under the heading  "Risks" on page 7 is deleted and replaced with the following:

          The Fund expects to invest primarily in common stocks of U.S. companies that the portfolio manager believes are undervalued.

6.   The paragraph captioned “Class N Shares” under the heading “What
Classes of Shares Does the Fund Offer?” on page 10 is revised by deleting the first three sentences of that section and replacing it with the following sentence: “If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.”

7.   The first and second sentences of the section captioned “Class A Contingent
Deferred Sales Charge” on page 13 are deleted and replaced with the following:
     There is no initial sales charge on non-retirement plan purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001. (After March 1, 2001, retirement plans are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge.) The Distributor pays dealers of record commissions in an amount equal to 1.0% of purchases of $1 million or more other than by those grandfathered retirement accounts.

8.   The following sentence in the section captioned “Class A Contingent
Deferred Sales Charge” on page 13 is deleted: “That commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year.

9.    The following is added after "Can You Reduce Class A Sales Charges?"
            on page 14.:

Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor, and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor. There is no contingent deferred sales charge upon the redemption of such shares. The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale. That concession will not be paid on purchases of shares by a retirement plan made with the redemption proceeds of Class N shares of one or more
Oppenheimer funds held by the plan for more than (18) months.

10.   The  first  paragraph  in "Who Can Buy  Class N  Shares?"  on page 15 is revised to read as follows:

Class N shares are offered only through retirement plans (including IRAs and 403(b)
plans) that purchase $500,000 or more of Class N shares of one or more
Oppenheimer funds or through retirement plans (not including IRAs and 403(b)
plans) that have assets of $500,000 or more or 100 or more eligible participants. See “Availability of Class N shares” in the Statement of
Additional Information for other circumstances where Class N shares are available for purchase.

11.  The following is added to the end of the last paragraph under “Distribution and Service Plans for Class B, Class C and Class N Shares” on page 17:

That sales concession on the sale of Class N shares will not be paid on (i) purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more
Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), (ii) purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k)
plan to any IRA invested in the Oppenheimer funds), and (iii) on purchases of
Class N shares by an OppenheimerFunds – sponsored Pinnacle or Ascender
401(k) plan made with the redemption proceeds of Class A shares of one or more
Oppenheimer funds.

12.   The following paragraph is added after "Can You Submit Transaction
Requests by Fax?" under the heading "Special Investor Services" on page 18:

OPPENHEIMERFUNDS INTERNET WEB SITE.
You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at
www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions or obtain account information online, you must first obtain a user
I.D. and password on that web sitel If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at
1.800.525.7048. At times, the website may be inaccessible or its transaction features may be unavailable.

August 15, 2001                                                  PS595.001